Three Party Strategic Cooperation Agreement

This agreement is entered into by the following three parties:

A: Tianjin Huanou Semiconductor Material Technology Co, Ltd
Address: #152 Zhanggui Road, Hedong Disrict, Tianjin
Zip: 300161

B: Perfectenergy (Shanghai) Co., Ltd
Address: #479 Youdong Road, Xinzhuang, Shanghai
Zip: 201100

C: Shanghai Solar Science & Technology Co., Ltd
Address: #555 Shennan Road, Xinzhuang Industrial District, Minhang District, Shanghai
Zip: 201108

According to the “The Economic Contract Law of the People’s Republic of China”, Parties A, B and C sign this agreement after friendly negotiation. This agreement states that Party A shall provide Party B solar silicon film, which Party B shall process into velvet (textured) silicon film or solar cell film and shall sell to Party C.

1.	Party B shall purchase the following item from Party A:
CZ solar monocrystalline silicon film, the dimension is adjusted to 126mm X 126 mm ±0.5mm quasi-side element, Diagonal Diameter F = 150mm.

2.	Supply Quantity and Delivery Time:
From May 2007 to October 2007, the delivery quantity is listed as follows:
	May	June	July	August	September	October
Total (pieces)	150,000	450,000	450,000	450,000	450,000	450,000
The product shall be delivered once a week.

3.	Payment method between Party A and B:
From the date of signing this agreement, after Party A delivers the product to Party B, payment shall be calculated on the 11th, 18th and 27th of each month and shall be paid in full for the month.

From May 2007 to October 2007, the amount of payment is listed as follows:
	May	June	July	August	September	October
Total (pieces)	150,000	450,000	450,000	450,000	450,000	450,000
Payment (Yuan)	7,050,000.00	21,150,000.00	21,150,000.00	21,150,000.00	21,150,000.00	21,150,000.00

4.	Party C purchases the following product from Party B:
126mm X 126mm F 150mm solar monocrystalline silicon film, with velvet (textured) surface finishing
126mm X 126mm F 150mm solar monocrystalline silicon cell film

5.	Supply Quantity and Delivery Time
From May 2007 to October, 2007, the delivery amount is listed as follows:
	May	June	July	August	September	October
Total (pieces)	150,000	450,000	450,000	450,000	450,000	450,000
# of Cell Film (pieces)	50,000	150,000	150,000	150,000	150,000	150,000
# of Velvet Film (pieces)	100,000	300,000	300,000	300,000	300,000	300,000
The products will be delivered once a week.

6.	Three Party Payment Method:
1)
From June to October, 2007, Party A shall provide Party B the specified quantity of conforming solar silicon films in batches as stated in this agreement. Party B shall pay Party A the full amount on time according to the payment term to avoid production delay due to funding issues. If delivery is delayed due to party B’s funding issue, Party A shall not be responsible.

2)
From June to October, 2007, Party B shall provide Party C the specified quantity of conforming velvet solar silicon films and solar cell films in batches as stated in this agreement. Party C shall pay Party B the full amount on time according to the payment term to avoid production delay due to funding issues. If delivery is delayed due to party C’s funding issue, Party B shall not be responsible.

3)
Due to the unconventional mechanical parameters of the product as stated in this three-party agreement, Party A shall produce the special product according to Parties B and C’s specifications. Because this type of product has no other intended user, if there is a sudden change in the course of carrying out this agreement, Party A shall be informed in advance, and Parties B and C shall take and use all of the products in production at the time.

From the date of signing this agreement, party B shall deliver the product to Party C in batches. Both parties agree that the payment will be calculated on 8th, 16th and 25th of each month, with the payment for the month to be paid in full.

7.	Product Testing and Acceptance
Parties B and C shall inspect the quality and quantity within 5 days of receiving the products according to the content of this agreement. If any product does not meet the specified requirement, Parties B and C shall inform Party A in writing. If no written notice is received within the time period stated, the products shall be deemed to be examined and accepted.
Parties B and C can refuse to accept any batch of products that does not meet the required standard.
For any product that does not pass the testing standard, Party B may request a replacement from Party A and Party C may request a replacement from Party B.

8.	Dispute Resolution
During the term of this agreement, any dispute shall be resolved through discussion and negotiation of the parties. If a resolution can not be reached after negotiation, the disputing parties may file a law suit at the local People’s Court where the agreement is signed. The court’s decision regarding the dispute will be deemed final.

Party A: Tianjin Huanou Semiconductor Material Technology Co, Ltd
Signature:
Stamp:
Date: June 6, 2007
[Company Seal]

Party B: Perfectenergy (Shanghai) Co., Ltd
Signature:
Stamp:
Date: June, 6 2007
[Company Seal]

Party C: Shanghai Solar Science & Technolofy Co., Ltd
Signature:
Stamp:
Date:
[Company Seal]